UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2017

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
This filing amends the Current Report on Form 8-K of Tyson Foods, Inc. originally filed on February 27, 2017, reporting Brad T. Sauer’s resignation as director of Tyson Foods, Inc. This filing amends such Form 8-K solely to include written correspondence received from Mr. Sauer in connection with his resignation in which he indicated that his resignation was not due to any disagreement with Tyson Foods, Inc.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2017, Brad T. Sauer tendered his resignation, effective immediately, as a director of Tyson Foods, Inc.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit
Number    Description
17.1        Correspondence from Brad T. Sauer dated February 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 27, 2017	By:	/s/ R. Read Hudson

	Name:	R. Read Hudson
	Title:	Vice President, Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number    Description

17.1        Correspondence from Brad T. Sauer dated February 27, 2017